UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2010

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 1, 2010, BGC Partners, Inc. (the “Registrant” or “we” or “BGC Partners” or the “Company”) made the following updates to its existing disclosure:

PARTNERSHIP REDEMPTION AND COMPENSATION RESTRUCTURING PROGRAM AND STOCK SALES:

As previously described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, we are conducting a global partnership redemption and compensation restructuring program to enhance our employment arrangements by leveraging our unique partnership structure. Launched initially in the UK in the first quarter of 2010, the program was expanded to partners based primarily in the United States and Asia in the second quarter of 2010.

Under the ongoing partnership redemption and compensation restructuring program, participating partners generally agree to extend the lengths of their employment agreements, to accept a larger portion of their compensation in partnership units and to other contractual modifications sought by the Company. Also as part of this program, we redeem limited partnership units for cash and other units and grant exchangeability to certain units. At the same time, the Company sells shares of Class A Common Stock under its offsetting controlled equity offering. In general, during the month of June 2010, the Company redeemed approximately 3.3 million limited partnership units under the program and sold approximately 3.2 million shares under our controlled equity offering to offset the cost of the program.

Overall, since March 31, 2010, the Company has agreed (i) to redeem approximately 15.4 million REUs and RPUs, for an equal number of PSUs and PSIs; (ii) to grant exchangeability with respect to approximately 4.5 million PSUs and PSIs, of which the holders of approximately 3.5 million have elected to receive cash for such units, approximately 2.5 million of which have been redeemed as part of the 3.3 million limited partnership units discussed in the prior paragraph. Further, the holders of approximately 0.4 million PSUs and PSIs have requested exchange of their units for an equal number of shares of Class A Common Stock. In addition, holders of approximately 1.5 million Founding Partner Units have agreed to receive cash for such units (approximately 0.8 million of which were redeemed in June and are included in the 3.3 million limited partnership units discussed in the prior paragraph). Holders of approximately 1.3 million Founding Partner Units received exchangeability for such units, of which the holders of approximately 0.4 million of these units have requested exchange of their units for an equal number of shares of Class A Common Stock. In the aggregate, the cash payments are expected to settle in the third quarter of 2010 while the other aspects of the transaction have been recorded as of June 30, 2010.

Specifically, with respect to the second quarter of 2010, the impact of this portion of the partnership redemption and compensation restructuring program is expected to be as follows: The number of limited partnership units outstanding will be reduced for June 30, 2010 by approximately 3.3 million in connection with this portion of the program. As a result of the Company’s ongoing controlled equity offering, the Company’s outstanding shares of Class A Common Stock will increase by approximately 3.2 million shares. The Company’s fully diluted share count will remain substantially unchanged as a result of these transactions.

The Company’s cash expenditure for the third quarter of 2010 with respect to the partners who have elected to receive cash for their units at the June 2010 average share price is expected to be approximately $18.8 million before the offset of the proceeds from the June sales of shares in the controlled equity offering. This represents an average cash redemption price per unit for June of approximately $5.61. At the same time, the Company’s controlled equity offering in which the Company sold an aggregate of approximately 3.2 million shares in June 2010, produced approximately $18.1 million of net cash proceeds in the second quarter of 2010, resulting in weighted average net proceeds per share for June of approximately $5.60.

Charges with respect to grants of exchangeability of partnership units of approximately $27.0 million will be included in the second quarter of 2010 for GAAP purposes. These charges will not be included in the Company’s calculation of its non-GAAP financial measure of “distributable earnings” for the second quarter of 2010, as described below, because such grants of exchangeability are non-cash, non-dilutive and non-economic.

OUTLOOK FOR THE SECOND QUARTER:

We expect to generate distributable earnings revenues around the high end of the previously announced range of $320 million to $340 million for the second quarter of 2010. We also expect that second quarter 2010 post-tax distributable earnings will be around the high end of the previously announced range of $32 million to $38 million. These calculations assume an effective tax rate of 15% for the second quarter for distributable earnings purposes and are based on our previously announced definition of distributable earnings.

BGC Partners uses non-GAAP financial measures including “Revenues for distributable earnings”, “pre-tax distributable earnings “and “post-tax distributable earnings” as supplemental measures of operating performance and which are used by management to evaluate the financial performance of the Company and its subsidiaries. BGC Partners believe that distributable earnings best reflects the operating earnings generated by the Company on a consolidated basis and are the earnings which management considers available for distribution to BGC Partners, Inc. and its common stockholders as well as to holders of BGC Holdings. L.P. partnership units during any period. As compared with “income (loss) from continuing operations before income taxes”, “net income (loss) for fully diluted shares,” and “fully diluted earnings (loss) per share,” all prepared in accordance with GAAP, distributable earnings calculations exclude certain non-cash compensation and other expenses which generally do not involve the receipt or outlay of cash by BGC Partners, and which do not dilute existing stockholders, and which do not have economic consequences, as described below.

“Revenues for distributable earnings” are defined as GAAP revenues excluding the impact of BGC Partners’ pro rata share of earnings or losses from its equity investments, such as in Aqua Securities, L.P. (“Aqua”) and ELX Electronic Liquidity Exchange (“ELX”).

“Pre-tax distributable earnings” are defined as GAAP income (loss) from continuing operations before income taxes excluding non-cash, non-dilutive, and non-economic items, including, for example:

•

Non-cash stock based equity compensation charges, for REUs granted or issued prior to the merger of BGC Partners with and into eSpeed, as well as post-merger non-cash, non-dilutive equity-based compensation related to partnership unit exchange or conversion;

•	Allocation of net income to founding/working partner and other units, including REUs, RPUs, PSUs and PSIs; and

•	Non-cash asset impairment charges, if any.

Distributable earnings calculations also exclude charges related to repurchases, cancellations or redemptions of partnership interests and certain one-time or non-recurring items, if any.

Since distributable earnings are calculated on a pre-tax basis, management intends to also report “post-tax distributable earnings” and “post-tax distributable earnings per fully diluted share”:

•	“Post-tax distributable earnings” are defined as pre-tax distributable earnings adjusted to assume that all pre-tax distributable earnings were taxed at the same effective rate.

•

“Post-tax distributable earnings per fully diluted share” are defined as post-tax distributable earnings divided by the weighted average number of fully diluted shares for the period. In the event that there is a GAAP loss but positive distributable earnings, the distributable earnings per share calculation will include all fully diluted shares that would be excluded under GAAP to avoid anti-dilution.

LEGAL PROCEEDINGS:

On June 18, 2010, the District Court in the New Jersey case brought by Tullett Prebon plc against the Company in October 2009 dismissed Tullett’s complaint with prejudice. The case and the related arbitration proceeding are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

REGISTRATION STATEMENT:

The Company expects to file a resale Registration Statement on Form S-3 with respect to 3,500,000 shares of Class A Common Stock which may be sold by Cantor Fitzgerald, L.P. (“Cantor”) for the account of certain current and former partners of Cantor and/or by such current and former partners, as distributees of shares of Class A Common Stock from Cantor, from time to time on a delayed or continuous basis. The primary purpose of this Registration Statement is to enable such current and former partners of Cantor an opportunity to register certain distribution rights shares which they have a right to acquire from Cantor at certain periods following the merger on April 1, 2008. These shares were part of such partners’ consideration in the 2008 merger and have been previously disclosed.

While Cantor is nominally listed as a Selling Stockholder, it will not sell shares for its own account under the Registration Statement.

DISCUSSION OF FORWARD-LOOKING STATEMENTS

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

Our actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to:

•	pricing and commissions and market position with respect to any of our products and services and those of our competitors;

•	the effect of industry concentration and reorganization, reduction of customers and consolidation;

•	liquidity, clearing capital requirements and the impact of recent credit market events;

•	market conditions, including trading volume and volatility, and further deterioration of the debt capital markets;

•

our relationship with Cantor and its affiliates, including Cantor Fitzgerald & Co., and any related conflicts of interest, competition for and retention of brokers and other managers and key employees, support for liquidity and capital and other relationships, including Cantor’s holding of our convertible notes and Cantor Fitzgerald & Co.’s acting as our sales agent under our controlled equity offering;

•	economic or geopolitical conditions or uncertainties;

•

extensive regulation of our businesses, changes in regulations relating to the financial services industry, and risks relating to compliance matters, including regulatory examinations, investigations and enforcement actions;

•	factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk, counterparty failure, and the impact of fraud and unauthorized trading;

•

costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received in connection with intellectual property, as well as employment and other litigation and their related costs;

•

certain financial risks, including the possibility of future losses and negative cash flow from operations, potential liquidity and other risks relating to the ability to obtain financing or refinancing of existing debt and risks of the resulting leverage, as well as interest and currency rate fluctuations;

•

our ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services and to secure and maintain market share;

•

our ability to enter into marketing and strategic alliances and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities and joint ventures, and the integration of any completed transactions;

•	our ability to hire new personnel;

•	our ability to expand the use of technology for hybrid and fully electronic trading;

•	our ability to effectively manage any growth that may be achieved;

•

financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls and our ability to prepare historical and pro forma financial statements and reports in a timely manner;

•	the effectiveness of our risk management policies and procedures, and the impact of unexpected market moves and similar events;

•

our ability to meet expectations with respect to payments of dividends and repurchases of shares of our Class A Common Stock or purchases of BGC Holdings, L.P. limited partnership units or other equity interests in our subsidiaries, including from Cantor, our executive officers, other employees, partners, and others, and the net proceeds to be realized by us from offerings of our shares of Class A Common Stock, in part to facilitate such purchases; and

•

the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2009 or in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and in our prospectus supplement dated June 2, 2010 for our controlled equity offering, each as filed with the SEC, and any updates to those risk factors or new risk factors contained in our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed with the SEC, all of which we incorporate by reference herein.

The foregoing risks and uncertainties may cause actual results to differ materially from the forward-looking statements. The information included herein is given as of the date of this Current Report on Form 8-K and future events or circumstances could differ significantly from these forward-looking statements. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

* * * * *

The information set forth (i) in the last sentence of the sixth paragraph under the heading “Partnership Redemption and Compensation Restructuring Program and Stock Sales” and (ii) under the heading “Outlook for the Second Quarter” in this Current Report on Form 8-K is being furnished under Item 8.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. All other information set forth in this Current Report on Form 8-K is being filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: July 1, 2010	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer